EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zonzia Media, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Johnathan Adair, Principal Executive Officer and Myles A. Pressey III, Interim Principal Financial Officer, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Johnathan Adair
Johnathan Adair
Principal Executive Officer

April 12, 2016

By:	/s/ Myles A. Pressey III
Myles A. Pressey III
Interim Principal Financial Officer

April 12, 2016